Exhibit 3.2

Certain personally identifiable information has been omitted from this exhibit pursuant to Item 601(a)(6) of Regulation S-K. [***] indicates that information has been redacted.

Mailing Address: PO Box 9431 Stn Prov Govt Victoria BC V8W 9V3 www.corporateonline.gov.bc.ca Location: 2nd Floor - 940 Blanshard Street Victoria BC 1 877 526-1526 Notice of Articles BUSINESS CORPORATIONS ACT CERTIFIED COPY Of a Document filed with the Province of British Columbia Registrar of Companies KERRY TAYLOR This Notice of Articles was issued by the Registrar on: January 1, 2026 12:01 AM Pacific Time Incorporation Number: BC1570443 Recognition Date and Time: January 1, 2026 12:01 AM Pacific Time as a result of an Amalgamation NOTICE OF ARTICLES A BC company must REMOVE from the face of each share certificate the following statement: "The shareholders of this company are jointly and severally liable to satisfy the debts and liabilities of this company to the extent provided in section 51.3 of the Business Corporations Act." Name of Company: TMC THE METALS COMPANY INC. REGISTERED OFFICE INFORMATION Mailing Address: [***] Delivery Address: [***] RECORDS OFFICE INFORMATION Mailing Address: [***] Delivery Address: [***] Page: 1 of 5     ⁣ ••••‧‧•‧•‧•‧•‧‧•‧‧‧•

DIRECTOR INFORMATION Last Name, First Name, Middle Name: Barron, Gerard Mailing Address: [***] Delivery Address: [***] Last Name, First Name, Middle Name: Greig, Andrew Mailing Address: [***] Delivery Address: [***] Last Name, First Name, Middle Name: Karkar, Andrei Mailing Address: [***] Delivery Address: [***] Last Name, First Name, Middle Name: Khama, Sheila Mailing Address: [***] Delivery Address: [***] Last Name, First Name, Middle Name: Hall, Andrew Mailing Address: [***] Delivery Address: [***] Last Name, First Name, Middle Name: Hess, Michael B. Mailing Address: [***] Delivery Address: [***] Page: 2 of 5     ⁣ ••••‧‧•‧•‧•‧•‧‧•‧‧‧•

Last Name, First Name, Middle Name: Jurvetson, Steve Mailing Address: [***] Delivery Address: [***] Last Name, First Name, Middle Name: Spiro, Alex Mailing Address: [***] Delivery Address: [***] Last Name, First Name, Middle Name: May, Brendan Mailing Address: [***] Delivery Address: [***] Last Name, First Name, Middle Name: Madsbjerg, Christian Mailing Address: [***] Delivery Address: [***] AUTHORIZED SHARE STRUCTURE 1. No Maximum Common Shares Without Par Value With Special Rights or Restrictions attached _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ 2. No Maximum Preferred Shares Without Par Value With Special Rights or Restrictions attached _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ 3. 5,000,000 Class A Special Shares Without Par Value With Special Rights or Restrictions attached Page: 3 of 5     ⁣ ••••‧‧•‧•‧•‧•‧‧•‧‧‧•

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ 4. 10,000,000 Class B Special Shares Without Par Value With Special Rights or Restrictions attached _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ 5. 10,000,000 Class C Special Shares Without Par Value With Special Rights or Restrictions attached _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ 6. 20,000,000 Class D Special Shares Without Par Value With Special Rights or Restrictions attached _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ 7. 20,000,000 Class E Special Shares Without Par Value With Special Rights or Restrictions attached _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ 8. 20,000,000 Class F Special Shares Without Par Value With Special Rights or Restrictions attached _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ 9. 25,000,000 Class G Special Shares Without Par Value With Special Rights or Restrictions attached _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ 10. 25,000,000 Class H Special Shares Without Par Value With Special Rights or Restrictions attached _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ Page: 4 of 5     ⁣ ••••‧‧•‧•‧•‧•‧‧•‧‧‧•

11. 500,000 Class I Special Shares Without Par Value With Special Rights or Restrictions attached _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ 12. 741,000 Class J Special Shares Without Par Value With Special Rights or Restrictions attached _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ Page: 5 of 5     ⁣ ••••‧‧•‧•‧•‧•‧‧•‧‧‧•